                                                                  EXHIBIT 10.144

                                   CONTRACT

This Agreement, Made and entered into this 23rd day of February, Two Thousand, in quadruplicate between the State of Nevada, Department of Transportation thereof, party of the first part, and Meadow Valley Contractors, Inc., P.O. Box 549, of Moapa, NV 89025, party of the second part, hereinafter called the Contractor.

     Witnesseth, That the said party of the second part agrees with the said party of the first part, for the consideration and agreements hereinafter mentioned and contained to be made and performed by the said party of the first part, and under the conditions expressed in a bond bearing even date with these presents, and hereunto annexed, that he, the said party of the second part, shall and will at his own proper cost and expense, do all the work and furnish all the materials necessary for the substantial construction and completion, and to the satisfaction of said party of the first part, of a portion of the system of Highways of the State of Nevada, being in the County of Clark, on I-15 from
1.76 kilometers south of the Erie Union Pacific Railroad Grade Separation to
0.96 kilometers north of Sloan; on I-15 Interchanges at Primm, Jean and Sloan; on I-15 at the Nevada Highway Patrol Sloan Inspection Station; on I-15 from 6.00 kilometers north of Jean to 0.96 kilometers north of Sloan and on I-15 from 0.96 kilometers north of Sloan to I-215, Route Sections 015-1 Mileposts IR 15 CL-20.67 to CL 26.12, IR 15 CL-0.46 to CL-25.96, IR 15 CL-25.26, IR 15 CL-16.35
to CL-26.12 and IR 15 CL-26.12 to CL-34.82, in strict conformity, in every part and particular, with the annexed special provisions and specifications, and the plans entitled "State of Nevada, Department of Transportation; Construction Plans of Proposed State Highway in the County of Clark, from the California/Nevada State Line to 2.42 miles (3.895 kilometers) east of the Junction with Route US 093, Route Sections 015-1" approved by the Director of the Department of Transportation on September 24, 1999, which special provisions, specifications and plans are made a part hereof, and in full compliance with the terms of this agreement.

     And the Contractor hereby further agrees to receive and accept the prices set forth in the Proposal Schedule, hereto annexed and thereby made a part of this agreement, as full compensation for furnishing all materials and labor, and the doing of all work, in strict accordance with the plans, special provisions and specifications hereinbefore mentioned, to the satisfaction of the Engineer and in the manner and under the conditions hereinbefore specified.

     The said party of the First part hereby promises and agrees with the said Contractor, to employ, and does hereby employ, the said Contractor to provide the materials and do the work according to the terms and conditions herein contained and referred to, for the prices aforesaid, and hereby contracts to pay the same at the time, in the manner, and upon the conditions above set forth; and the said parties themselves, their heirs, executors, administrators, successors, and assigns, do hereby agree to the full performance of the covenants herein contained.

     The Contractor further agrees that no moneys payable under this contract shall be assigned by power of attorney, or otherwise, except upon the written consent of the Department.

     It is further agreed, by and between the parties hereto, that should there be any conflict between the terms of this instrument and the bid or proposal of said Contractor, then this instrument shall control, and nothing herein shall be considered an acceptance of the said terms of said proposal conflicting therewith.

     And the said Contractor hereby further agrees that the payment of the final amount due under this contract shall release the State of Nevada and the Department of Transportation from any and all claims or liability on account of work performed under this contract other than such claims, if any, as may be specifically excepted by the Contractor in writing at the time final payment is made.

                                   CONTRACT

In Witness Whereof, The parties to these presents have hereunto set their hands and seals the year and date first above written.

Attested:                                               STATE OF NEVADA
                                             Through the Department of Transportation

       /s/ [ILLEGIBLE]^^                     Dated             March 29                 , 2000
----------------------------------------           -------------------------------------    -------------
(Director, Department of Transportation)
                                              /s/ [ILLEGIBLE]^^
Approved as to Form & Legality               ------------------------------------------------------------
                                             (Chairman, Board of Directors, Department of Transportation)

                                                  Meadow Valley Contractors, Inc.
                                             ------------------------------------------------------------
      /s/ Brian Hutchins                                            (Contractor)
----------------------------------------
(Deputy Attorney General Chief Counsel)      By   /s/ Alan Terril
                                                ---------------------------------------------------------
                                                  Vice-President
                                             ------------------------------------------------------------

                 CONTRACTOR'S ACKNOWLEDGEMENT [use (a) or (b)]
                     (a) For an Individual or Partnership

STATE OF ___________________________ }
                                     } SS
COUNTY OF __________________________ }

On this ________________ day of  _________________, A.D.  _________________,
personally appeared before me, a _______________________________________, in and
                                 (Notary Public, Judge or other Officer)
for __________________________ County, State of ________________________,
_____________________________________________________________, known (or proved)
                             (Name)
to me to be person(s) described in and executed the foregoing instrument, who acknowledged to me that he (they) executed the same freely and voluntarily and for the uses and purposes therein mentioned.

                                       _________________________________________
                                        (Notary Public, Judge or other officer)

                             (b) For a Corporation

STATE OF NEVADA
         ------------------------- }
COUNTY OF CLARK                    } SS
          ------------------------ }

On this       6th        day of March             , A.D.  2000             ,
        ----------------        ------------------        -----------------
personally appeared before me, a Notary Public                         , in and
                                ---------------------------------------
                                (Notary Public, Judge or other officer)
for     Clark     County, State of Nevada   ,   Alan Terril  , known (or proved)
    -------------                  ---------  ---------------
                                                  (Name)
to me to be     Vice-President
            --------------------------------------------
              (President, Vice President or Secretary)
of the corporation that executed the foregoing instrument, and, upon oath, did depose that he is the officer of said corporation as above designated; that he is acquainted with the seal of said corporation and that the seal affixed to said instrument is the corporate seal of said corporation; that the signatures to said instrument were made by officers of said corporation as indicated after said signatures; and that the said corporation executed the said instrument freely and voluntarily and for the uses and purposes therein mentioned.

                                   /s/ Nancy A. McCafferty
                                   ------------------------------------------
                                     (Notary Public, Judge or other Officer)